Exhibit 10.57

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

TWENTY-FIFTH AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Twenty-Fifth Amendment to the Full-time Transponder Capacity Agreement (Pre-Launch) (the “Twenty-Fifth Amendment”) is made and entered into as of this 31st day of December, 2015 (the “Effective Date”) by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with **** transponders on ***** (the “**** Transponders”); **** transponders on **** (the “**** Transponders”); **** Transponders on **** (the “**** Transponders”); **** on ****; and **** transponders on ****;

WHEREAS, Customer wishes to **** Transponder on the **** satellite and **** Transponder **** on the **** satellite, both from Intelsat, all of which is further defined below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

“Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, **** (****) **** a day, **** (****) **** a week), in outerspace, for the Capacity Term (as defined here), the Customer’s Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B. For purposes of this Agreement, the “Customer’s Transponder Capacity” or “Customer’s Transponders” shall consist of (a) **** (as defined in Section 1.2, below) **** transponders (collectively, the “**** Transponders’ and individually, the “****

Transponder”) from that certain U.S. domestic satellite referred to by Intelsat as “****,” located in **** at **** Longitude, (b) **** transponders from the **** of that certain satellite referred to by Intelsat as “****” at **** Longitude (“**** Transponder”); (c) **** Transponder **** on ****; (d) **** Transponder on **** (the “**** Transponder”); (e) **** Transponder **** on **** (the “**** Transponder ****”); (f) **** Transponder **** (the “**** Transponder ****”); (g) **** Transponder from ***** (the “**** Transponder”); (h) **** Transponder from **** (the “**** Transponder”); (i) **** Transponder from **** (the “**** Transponder; (j) **** Transponder **** (the “**** Transponder ****”); (k) **** Transponder **** (the “**** Transponder”), and (l) **** Transponder **** (the “****Transponder****”).”

3.
Article 2, Capacity Term. The Capacity Term for the **** Transponder and the **** Transponder **** shall commence on **** and continue until **** for the **** Transponder and until **** for the **** Transponder ****.

4.	Section 3.1, **** Fee. Customer’s **** Fee **** Transponder and the **** Transponder **** shall be as set forth in Appendix A.

5.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Twenty-Fifth Amendment as of the day and year above written.

INTELSAT CORPORATION		GCI COMMUNICATION CORP.

By:	/s/ Denise Olmsted	By:	/s/ Jimmy R. Sipes

Name:	Denise Olmsted	Name:	Jimmy R. Sipes

Title:	AGC, Global Sales	Title:	VP Network Services & Chief Engineer

Date:	December 31, 2015	Date:	December 31, 2015

APPENDIX A

CUSTOMER’S TRANSPONDER CAPACITY AND PAYMENT SCHEDULE FOR
GCI COMMUNICATIONS CORP.

SVO #	****/ Transponder No	Transponder Type	Capacity Term	**** Fee
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **
	****	****	****–****	US$**** **

* **** includes US$**** for **** Fee and the US$**** for each of Customer’s **** Transponders under Article 14. If the **** Transponder is **** or when Customer is **** a Transponder on **** (of its successor satellite), the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall ****. The **** fee shall be ****.

** **** Fee includes US$**** for **** and the US$**** for each of **** and **** Transponders with **** Replacement **** under Article 15. If the **** Transponder is **** or when Customer is using a Transponder on ****, the **** Fee ****. If, however, the **** Transponder later ****, then the **** Fee for such **** Transponder shall ****. The **** Fee shall be ****.

*** **** Fee includes US$**** for **** and the US$**** for each of the Customer’s **** Transponder **** Fees, **** transponder (hereinafter referred to as the “**** Fee” as **** is the ****), **** transponder ****. If the **** Transponder ****, the **** Fee for such **** Transponder shall ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall ****. The **** shall be ****.

**** **** Fee includes US$**** for ****. No **** is provided for this Transponder.